UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2023

PaxMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41475	85-0870387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 South Broadway, Suite 125 Tarrytown, NY	10591
(Address of principal executive offices)	(Zip Code)

(914) 987-2876

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

The Company entered into an employment agreement (the “Employment Agreement”) with Howard J. Weisman, the Company’s Chief Executive Officer, effective January 1, 2023 (the “Effective Date”), pursuant to which Mr. Weisman is eligible to receive an annual salary of $450,000 and is eligible to participate in the Company’s annual bonus plan, with a target bonus of 50% of his base salary. Mr. Weisman is also eligible to participate in the Company’s Amended and Restated 2020 Omnibus Equity Incentive Plan and shall receive a signing bonus in an amount equal to $40,000 within thirty days of the Effective Date. The initial term of the Employment Agreement is two (2) years (the “Initial Term”), commencing on the Effective Date, which may be automatically extended for successive one-year periods on each anniversary of the Effective Date following the Initial Term unless either party elects not to extend the Employment Agreement.

The Employment Agreement provides that if Mr. Weisman’s employment is terminated by us without cause, or by him for good reason, he will receive (i) his earned but unpaid annual bonus with respect to the fiscal year ending on or preceding the date of termination, (ii) continuation of his base salary payments for twelve months following his termination of employment, and (iii) continued participation in the Company’s group health plan for six months following his termination of employment, provided that he is eligible and remains eligible for COBRA coverage, in each case subject to certain conditions, including the execution of a release of all claims against the Company. The foregoing description is qualified in its entirety by the full text of the Employment Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated as of January 1, 2023, between the Company and Howard J. Weisman.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PaxMedica, Inc.

By:	/s/ Stephen D. Sheldon
Name:	Stephen D. Sheldon
Title:	Chief Financial Officer

Date: January 6, 2023